[Modern Woodmen of America Letterhead]

August 29, 2023

Dear Modern Woodmen Member:

As a valued Modern Woodmen of America Variable Annuity certificate holder, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Modern Woodmen of America Certificate(s). Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2023. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember that past performance does not predict or guarantee future returns.

The reports are also available online at:
https://www.modernwoodmen.org/our-products/annuities/variable-
annuity-documents. You are receiving paper copies of these reports because you previously requested future reports be mailed to you rather than receiving notification the reports are available online. If you would like to discontinue receiving paper copies, please contact the Variable Product Administrative Center at 1-800-447-9811 or VPACServices@modern-woodmen.org.

We hope you find the enclosed information helpful. If you have any questions concerning your Certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center.

We appreciate and value your business and look forward to continuing to serve you.

Fraternally,

/s/ Jerald J. Lyphout

Jerald J. Lyphout
President and CEO
Modern Woodmen of America